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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 26, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Pass-Through Certificates, Series 2002-3)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

            Delaware                     333-77054              13-3320910
(State or Other Jurisdication of      (Commission File       (I.R.S. Employer
         Incorporation)                   Number)          Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

               1. Pooling and Servicing Agreement, dated as of September 1, 2002, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee, Wilshire Credit Corporation, as a servicer, Washington Mutual Bank, FA, as a servicer, and Ocwen Federal Bank FSB, as a servicer.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CREDIT SUISSE FIRST BOSTON
                                        MORTGAGE SECURITIES CORP.

                                        By: /s/ Helaine Hebble
                                           -----------------------------
                                        Name:   Helaine Hebble
                                        Title:  Vice President




Dated: December 4, 2002



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                                     EXHIBIT